EXHIBIT 99.1

May 2005

Imagistics International Inc.

Imagistics is a direct sales, service and marketing organization providing document imaging solutions in the U.S., Canada and the U.K., with annual revenues of approximately $600 million.

The Imagistics served market of document imaging is large -
projected to grow to $28 billion by 2007.

Imagistics provides its customers “best of breed” products,
superior service, technological innovation and value.

Imagistics has an extensive nationwide sales and service
organization to provide a superior customer experience.

Imagistics is profitable, has a strong balance sheet, is
conservatively capitalized, generates strong positive cash flow and has been growing EPS over 20% annually.

Management has a demonstrated track record of execution.

Imagistics – Who We Are

Highlights

Imagistics vs. Peers and S&P 500 - Relative Price Performance
400.0%
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
12/3/2001
2/3/2002
4/3/2002
6/3/2002
8/3/2002
10/3/2002
12/3/2002
2/3/2003
4/3/2003
6/3/2003
8/3/2003
10/3/2003
12/3/2003
2/3/2004
4/3/2004
6/3/2004
8/3/2004
10/3/2004
12/3/2004
2/3/2005
4/3/2005
S&P 500
GISX
XRX
IKN
PBI
IGI

Strong Stock Performance Since Spin-Off

$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$.20
$.24
$.25
$.27
$.29
$.30
$.33
$.34
$.37
$.25*
Q4'02
Q1'03
Q2'03
Q3'03
Q4'03
Q1'04
Q2'04
Q3'04
Q4'04
Q1'05

History of Strong Profitability

Diluted EPS

All periods restated for expensing stock options.  *Q1’05 excludes $0.12 in charges for restructuring and severance

$170
$130
$90
$50
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05

Significant Debt Reduction

(Dollars in millions)

$150

$117

$74

$63

$80

$120
$80
$40
$0
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05

Stock Repurchases Continue

(Cumulative repurchases, dollars in millions)

$13

$30

$37

$49

$57

$63

$65

$71

$77

$85

$89

$93

Strategy

Transitioning to Copier/MFP

Solid Growth of Copier/MFP Revenue

2001

Q1’05

Distribution of total revenue

Leverage our product and marketplace
strengths to drive market share

Pursue opportunistic expansion to broaden
our sales and service capabilities

Growth Strategy

14

Our Market

Software & Solutions, $0.5
Workgroup Fax, $3.4
Color Copiers, $2.3
Production Color, $1.6
Color Printers, $0.4
B&W Printers, $0.9
B&W Copiers, $15.9

Software & Solutions, $3.0
B&W Copiers, $11.5
Workgroup Fax, $1.9
Color Copiers, $2.4
Production Color, $4.2
Color Printers, $3.0
B&W Printers, $2.8

Imagistics Served Markets
(Equipment, Supplies and Service)

Source: CAP Ventures

Imagistics has a small share of a huge market

2002: $25 Billion

2007: $28 Billion

Capabilities

World Class Products

“Best of Breed” sourcing strategy

Imagistics uses various third party
suppliers to provide the latest features
and technology

no R&D or manufacturing expense

Testing lab ensures highest reliability

Complete Segment 1-5 Document Solutions

Meets both workgroup and departmental
needs

Multifunctional copiers, printers and facsimile

13 to 85 ppm

1,000 to 750,000 prints per month

B&W and Color

Buyers Laboratory Inc.

History of awards since 1997

“2003 Line of the Year”

Individual product awards in 2004

Better Buys For Business

“2003 Editor’s Choice” awards

“2005 Editor’s Choice” award for DL 850

Sales force of 200

Major national and
international
corporations

Large governmental
and educational
organizations

National Accounts

Sales force of 275

Acquired businesses
covering secondary
geographic markets

Local, national and
commercial accounts

Business Product Centers

Imagistics has an
extensive direct sales
force

Sales force of 750

Mid-size and regional
businesses

Commercial Accounts

Extensive Sales Force

Strong Service Capabilities

Direct service - approximately 1200
professionals

National Call Center

24/7 network support

Immediate dispatch via hand-held
wireless devices

Promotes on-site arrival times

Value Added Maintenance System
(VAMS)

Ensures consistent copy quality
via systematic diagnostics and preventive
steps to maintain
optimal performance

CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
IMAGISTICS

J.D. Power and Associates 2003-2004 Copier Customer Satisfaction Studies℠. 2004 Study based on responses from 2,986 IT and business decision makers at small, medium and large companies in the first 18 months of copier ownership. www.jdpower.com

Award Winning Customer Satisfaction

J.D. Power and Associates, a
globally recognized marketing
information firm, represents the
voice of the customer

Satisfaction measured on three key
factors that define the customer
experience: product, sales and
service

Imagistics Delivers…

“Best of Breed” products

Nationwide sales and service
support

Finances

Strong operating performance and financial
position supports strategic initiatives

Diversified revenue stream is 72% recurring

Strong annual EPS growth

Strong positive cash flow

Strong balance sheet, conservatively
capitalized at 22% debt to total capital

Credit rating upgraded twice in 2004 by
Moody’s

Strong Financial Position

13

Recurring revenue represents 72% of Total Q1 2005 Revenues

Total Q1 2005 Revenues

Total Q1 2005 Revenues

North
America
Copier/MFP

North
America
Fax

U.K.
Copier/MFP
& Fax

Supply
Sales

Support Services

Equipment
Rentals

$142.1 Million

$142.1 Million

Equipment
Sales

Recurring Revenue
Components

Revenue Sources – Q1’ 05

16

Summary Income Statement –
First Quarter

(Dollars in millions, except EPS)

(Unaudtied)

2005

2004

  B/(W)

Copier/MFP

103.8

$

97.8

$

6%

Facsimile

36.2

50.4

(28%)

PB Canada

2.1

10.1

(79%)

   Total revenue

142.1

158.3

(10%)

Cost of sales and rentals

56.5

64.7

13%

Selling, service and administrative expenses

80.8

83.6

3%

   Operating income

4.8

10.0

(52%)

Interest expense, net

1.1

0.9

(21%)

   Income before income taxes

3.7

9.1

(60%)

Provision for income taxes

1.6

3.9

61%

   Net income

2.1

$

5.2

$

(59%)

Diluted EPS

0.13

$

0.30

$

(57%)

Diluted EPS without restructuring

and severance charges*

$0.25

$0.30

(17%)

The Company adopted SFAS No. 123(R), effective January 1, 2005. Accordingly, certain previously reported amounts have been restated.  * Q1'05 restructuring and severance charges were $0.12, reported diluted EPS was $0.13.

March 31,

Three months ended

Summary Income Statement –
Full Year

(Dollars in millions, except EPS)

(Unaudited)

2004

2003

  B/(W)

Copier/MFP

414.6

$

380.8

$

9%

Facsimile

179.0

212.5

(16%)

PB Canada

15.5

28.9

(46%)

   Total revenue

609.1

622.2

(2%)

Cost of sales and rentals

230.5

265.1

13%

Selling, service and administrative expenses

335.4

316.8

(6%)

   Operating income

43.2

40.3

7%

Interest expense, net

3.7

8.4

56%

   Income before income taxes

39.5

31.9

24%

Provision for income taxes

16.8

13.7

(23%)

   Net income

22.7

$

18.2

$

25%

Diluted EPS

1.35

$

1.05

$

29%

The Company adopted SFAS No. 123(R), effective January 1, 2005. Accordingly, certain previously reported amounts have been restated.

Condensed Balance Sheets

(Dollars in millions)

(Unaudited)

3/31/2005

12/31/04

3/31/04

3/31/2005

12/31/04

3/31/04

Cash

13.4

$

12.8

$

12.5

$

Payables and accrued liabilities

57.3

$

80.3

$

67.1

$

Receivables, net

99.7

105.7

119.8

Advance billings

14.3

14.8

15.2

Accrued billings

30.8

29.0

22.2

Current long-term debt

0.5

0.5

0.5

Inventories

89.0

94.7

83.6

Total current

72.1

95.6

82.8

Other current

28.9

31.4

32.5

Total current

261.8

273.6

270.6

Long-term debt

79.2

70.4

77.8

Other liabilities

17.6

18.2

15.3

P, P&E, net

59.5

60.3

53.5

Total liabilities

168.9

184.2

175.9

Rental assets, net

60.1

62.8

63.2

Other assets

70.3

70.8

63.2

Equity

282.8

283.3

274.6

Total assets

451.7

$

467.5

$

450.5

$

Total liabilities & equity

451.7

$

467.5

$

450.5

$

The Company adopted SFAS No. 123(R), "Share-Based Payment," as of January 1, 2005. Accordingly, certain previously reported amounts have been restated.

Condensed Cash Flow Summaries –
First Quarter

(Dollars in millions)

(Unaudited)

2005

2004

Net income

2.1

$

5.2

$

Depreciation and amortization

15.3

17.1

Provision for bad debt

2.0

2.4

Reserve for inventory obsolescence

1.4

1.4

Stock-based compensation expense

0.5

1.0

Excess tax benefits from stock-based compensation

(0.5)

(0.5)

Deferred taxes on income

3.0

(3.0)

Non-cash restructuring impairment charges

0.5

-

Net working capital

(16.0)

(28.9)

Other, net

(2.3)

0.9

Net cash provided by (used in) operating activities

6.0

(4.4)

Expenditures for rental equipment assets

(9.4)

(9.8)

Expenditures for property, plant and equipment

(2.1)

(2.8)

Acquisitions, net of cash acquired

-

(3.8)

Net cash used in investing activities

(11.5)

(16.4)

Purchase of treasury stock

(4.7)

(6.3)

Net loan (repayments) borrowings

8.9

14.9

Exercises of stock options and ESPP

1.6

1.1

Excess tax benefits from stock-based compensation

0.5

0.5

Net cash (used in) provided by financing activities

6.3

10.2

Effect of exchange rates on cash

(0.2)

0.2

Increase (decrease) in cash

0.6

$

(10.4)

$

The Company adopted SFAS No. 123(R), "Share-Based Payment," as of January 1, 2005. Accordingly, certain previously reported amounts have been restated, and certain previously reported amounts have been reclassified to conform to the current year presentation.

March 31,

Three months ended

Condensed Cash Flow Summaries –
Full Year

(Dollars in millions)

(Unaudited)

2004

2003

Net income

22.7

$

18.2

$

Depreciation and amortization

65.8

74.5

Provision for bad debt

12.4

6.7

Reserve for inventory obsolescence

2.4

7.5

Stock-based compensation expense

3.9

4.1

Excess tax benefits from stock-based compensation

(0.9)

(0.1)

Deferred taxes on income

2.1

(2.8)

Net working capital

(29.2)

(29.7)

Other, net

(1.4)

4.5

Net cash provided by operating activities

77.8

82.9

Expenditures for rental equipment assets

(46.4)

(34.9)

Expenditures for property, plant and equipment

(17.0)

(16.1)

Acquisitions, net of cash acquired

(12.9)

(4.1)

Net cash used in investing activities

(76.3)

(55.1)

Purchase of treasury stock

(23.9)

(28.3)

Net loan (repayments) borrowings

7.5

(10.7)

Exercises of stock options and ESPP

3.2

2.7

Excess tax benefits from stock-based compensation

0.9

0.1

Net cash (used in) financing activities

(12.3)

(36.2)

Effect of exchange rates on cash

0.7

-

Increase (decrease) in cash

(10.1)

$

(8.4)

$

The Company adopted SFAS No. 123(R), "Share-Based Payment," as of January 1, 2005. Accordingly, certain previously reported amounts have been restated, and certain previously reported amounts have been reclassified to conform to the current year presentation.

Targeting EPS in the $1.61-$1.66 range, up 19-
23% over 2004

Expect copier/MFP revenue growth in the mid-
single digit percent range

Expect facsimile revenue decline in the mid-to-high
twenty percent range

Selling, service and administrative expenses and
accounts receivable balance expected to continue
to decline

Accelerated cost reduction actions to offset greater
than anticipated fax revenue decline

Guidance for 2005

13

Outlook

Targeting 15-20% average
annual growth

Targeting continuous
productivity improvements
resulting in a decline in SS&A
expenses as a percent of
revenue

Significant reduction
expected as ERP
implementation is completed
in 2005

Operating Expenses

Targeting $1.61-$1.66 for
2005

EPS

Significant cash flow generation will be used to:

1.

Finance copier rental asset base

2.

Acquire independent dealerships

3.

Repurchase IGI stock

Cash Flow

Targeting mid-to-high single
digit percent growth in
copier/MFP revenue and mid-to-
high single digit percent decline
in facsimile revenue

Growth of copier/MFP
revenue is expected to
exceed the decline in fax

Revenue

Long Term

Short Term

Summary

An Investment With Imagistics
is Compelling

For Our Customers:

We provide the best of breed products from the best manufacturers around the world.

We test our products for superior quality, reliability and
functionality so the customer can focus on their business.

We provide a complete office document solution – from facsimile to networked multifunctional copy/scan/fax/print/email – black & white to color.

We have extensive national sales and service organizations to provide a superior sales and customer service experience.

We are nationally recognized by J.D. Power and Associates as the
“#1 Copier/Multifunction Product in Overall Customer Satisfaction
Among Business Users, Two Years in a Row, Tied in 2003”.

For Our Shareholders:

We have a proven business model with superior growth
potential in the huge office document market.

Our core copier/MFP business continues its solid growth.

We are focused on profitability and cash generation.

We have a strong balance sheet and are conservatively
capitalized.

We use our substantial cash flow to finance the rental asset base, further grow through selective acquisitions, and
repurchase shares.

We have a strong management team with a demonstrated
track record of successfully executing our business plan.

We have provided superior shareholder returns since
inception.

An Investment With Imagistics
is Compelling

For Our Employees:

Our work environment stresses integrity and can be summed
up by PRIDE, our winning principles:

             - Profitable growth

             - Respect

             - Imaginative solutions

             - Delivery of commitments

             - Excellence of operations

An Investment With Imagistics
is Compelling